UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 28, 2006

                         INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           1-11165                                        43-1470322
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  (Commission File Number)                     (IRS Employer Identification No.)

          12 East Armour Boulevard
            Kansas City, Missouri                                64111
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  (Address of Principal Executive Offices)                     (Zip Code)


                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

         On June 28, 2006, Interstate Bakeries Corporation (the "Company") entered into the Seventh Amendment (the "Seventh Amendment") to the Revolving Credit Agreement (the "DIP Agreement") between the Company and certain of its subsidiaries (collectively, the "Borrowers") and JPMorgan Chase Bank, N.A. ("JPMCB") and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the "Lenders") and JPMCB, as administrative agent and collateral agent for the Lenders. JPMCB or its affiliates may hold equity positions in the Company. A copy of the Seventh Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

         The Seventh Amendment extends the period during which the Borrowers' compliance with the minimum cumulative Consolidated EBITDA (as defined in the DIP Agreement) covenant is suspended (subject to certain early termination triggers more fully detailed in the DIP Agreement, as amended by the Seventh Amendment, the "Suspension Period"). Under the Seventh Amendment, the Suspension Period has been extended from the fiscal period ending June 3, 2006 to the fiscal period ending July 29, 2006. During the Suspension Period, the Borrowers shall not be required to comply with the cumulative Consolidated EBITDA covenant levels set forth in Section 6.5 of the DIP Agreement. In the absence of the Seventh Amendment, the Borrowers likely would not have met the required cumulative Consolidated EBITDA level for the current fiscal period ending July 1, 2006, and would have been in default under the DIP Agreement and unable to borrow or issue letters of credit thereunder.


Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

    10.1 Seventh Amendment, dated as of June 28, 2006, to the Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2006                        INTERSTATE BAKERIES
                                           CORPORATION


                                            By:    /s/ Ronald B. Hutchison
                                                   ----------------------------
                                                   Ronald B. Hutchison
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    10.1 Seventh Amendment, dated as of June 28, 2006, to the Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders